Income Taxes - Reconciliation of U.S Statutory Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Tax at federal statutory rate	$ (7,902)	$ (7,602)
State taxes, net of federal benefit	(1,582)	(1,155)
Permanent differences	289	535
Loss on Series C warrant liability	2,500	0
Tax Cut and Jobs Act		12,456
Change in valuation allowance	6,197	(3,832)
General business credits	136	(465)
Other	376	69
Provision for taxes	$ 14	$ 6